EXHIBIT (5)(a)

FORM OF APPLICATION

TRANSAMERICA LIFE INSURANCE COMPANY	TRANSAMERICA AXIOM VARIABLE ANNUITY APPLICATION

Mail the application and a check to: Transamerica Life Insurance Company	Overnight Mailing Address: 4333 Edgewood Rd. N.E., Cedar Rapids, IA 52499
Service Office: P.O. 3183, Cedar Rapids, IA 52406-3183	Telephone: 1-800-525-6205

For Applicants in AZ Only: Upon your written request, the Company is required to provide, within a reasonable time, reasonable factual information concerning the benefits and provisions of the contract to you. If for any reason you are not satisfied with the contract, you may return it within thirty days after it is delivered and receive a refund equal to the premiums paid, including any policy or contract fees or other charges, less the amounts allocated to any separate accounts under the policy or contract, plus the value of any amounts allocated to any separate accounts under the policy or contract on the date the returned policy is received by the insurer.

1. ANNUITANT
Name:
Address: City, State, Zip:
SSN: Date of Birth: Age:
Telephone: Sex: ☐ Female ☐ Male Citizenship: ☐ U.S. ☐ Other
2(a). PRIMARY OWNER INFORMATION
☐ Same as Annuitant
Name:
Address: City, State, Zip:
SSN/TIN: Date of Birth: Age:
Telephone: Sex: ☐ Female ☐ Male Citizenship: ☐ U.S. ☐ Other
If a Trust is named as Owner or Beneficiary, a Trustee Certification form is required.
2(b). JOINT OWNER INFORMATION
Relationship to Primary Owner
Name:
Address: City, State, Zip:
SSN/TIN: Date of Birth: Age:
Telephone: Sex: ☐ Female ☐ Male Citizenship: ☐ U.S. ☐ Other

3. BENEFICIARY(IES) DESIGNATION	(If more than two beneficiaries, attach separate sheet)
Name:	Relationship % ☐ Primary ☐ Contingent
Address:	City, State, Zip:
Date of Birth:	SSN/TIN:
Name:	Relationship % ☐ Primary ☐ Contingent
Address:	City, State, Zip:
Date of Birth:	SSN/TIN:

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4.	INITIAL PURCHASE PAYMENT
☐	Check/Wire Enclosed $ ☐ Carrier to Request Release of Funds $
☐	Agent to Request Release of Funds $

5.	NON-QUALIFIED INFORMATION
☐	New Money ☐ 1035 Exchange Cost Basis: $ ☐ CD/Mutual Fund Liquidation

6.	QUALIFIED INFORMATION
☐	IRA ☐ Roth IRA ☐ SEP/IRA ☐ 403(b) ☐ 401(k) ☐ Roth Conversion ☐ Other
Source of Funds
☐	New Money: Amount $ Tax Year (Defaults to Current Calendar Year)
☐	Trustee to Trustee Transfer
☐	Rollover From:
☐ IRA ☐ Roth IRA ☐ SEP/IRA ☐ 403(b) ☐ 401(k) ☐ Roth Conversion ☐ Other
☐	ROTH IRA Date first established or date of conversion / / Amount previously taxed: $

7.	GUARANTEED DEATH BENEFITS	If no option is specified, the Policy Value Death Benefit will apply. (For MD Applicants: The Return of Premium Death Benefit will apply.) Your selection cannot be changed after the policy has been issued.

☐	Policy Value, For Issue Ages: 0 to 90.
☐	Return of Premium Death Benefit, For Issue Ages: 0 to 90.

8.	AVAILABLE RIDERS
Check your prospectus for the description and applicable fees for the riders below. If a rider is not selected, it will not apply.
Living/Withdrawal Benefit Riders: Only one Living/Withdrawal Benefit can be elected.

☐	Guaranteed Principal Solution Rider (GPS) (For Issue Ages: 0 to 80)

☐	Income Select for Life:
	Please indicate: ☐ Single ☐ Joint	If Joint, Sections 2(b) or 3 must be completed for Joint Owner or sole beneficiary, whichever is applicable.
Select one of the following options:

☐ Income Only (For Issue Ages: 55 to 80)
☐ Income w/ additional Death Benefit (For Issue Ages: 55 to 80) Not Available in NJ

☐ Income w/ Nursing Care option (For Issue Ages: 55 to 80)
☐ Income w/ Nursing Care option w/ additional Death Benefit (For Issue Ages: 55 to 80) Not Available in NJ

☐ Growth and Income (For Issue Ages: 55 to 80)
☐ Growth and Income w/ additional Death Benefit (For Issue Ages: 55 to 80) Not Available in NJ

☐ Growth and Income w/ Nursing Care option (For Issue Ages: 55 to 80)
☐ Growth and Income w/ Nursing Care option w/ additional Death Benefit (For Issue Ages: 55 to 80) Not Available in NJ

Additional Death Benefit Riders: Only one Additional Death Benefit can be elected.

☐ Additional Death Distribution (ADD) (For Issue Ages: 0 to 80)
Not Available in the following states: MN, WA
☐ Additional Death Distribution Plus (ADD +) (For Issue Ages: 0 to 75)
Not Available in the following states: MN, NJ, WA

Additional Rider Option:

☐ C-Share (For issue ages 0 to 90)

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9. PORTFOLIO INVESTMENT STRATEGY

☐	Immediate Investment (Future Allocations will be invested in this manner unless otherwise specified.)
I elect to allocate 100% of my contributions according to percentage listed in “Immediate Investment Allocation”.
Complete Section 10. For CA Residents age 60 and over please include the Immediate Investment Form.

☐	Dollar Cost Averaging (DCA) Program
I elect to allocate 100% of my contributions according to percentage listed in “DCA Transfer Strategy”. Complete Section 11.

☐	Combined: Immediate Investment and DCA Program Please complete Sections 10 and Section 11.
.0% Immediate Investment Portion (Section 10) .0% DCA Program (Section 11)

Allocations in each section MUST equal 100%

10. IMMEDIATE INVESTMENT ALLOCATION

If Income Select for Life Rider is elected in Section 8, allocations are only allowed among the Designated Funds.

Subaccounts:

.0%	Transamerica Money Market-Service Class(1)	.0%	J.P. Morgan Enhanced Index - Service Class
.0%	Asset Allocation - Conservative Portfolio-Service Class(1)	.0%	Marsico Growth - Service Class
.0%	Asset Allocation - Moderate Portfolio-Service Class(1)	.0%	Mercury Large Cap Value - Service Class
.0%	Asset Allocation - Moderate Growth Portfolio-Service Class(1)	.0%	MFS High Yield - Service Class
.0%	International Moderate Growth Fund- Service Class(1)	.0%	MFS New Discovery Series - Service Class
.0%	Transamerica Balanced-Service Class(1)	.0%	MFS Total Return Series - Service Class
.0%	Asset Allocation - Growth Portfolio - Service Class	.0%	PIMCO Total Return - Service Class
.0%	AIM V.I. Basic Value Fund - Series II	.0%	Salomon All Cap - Service Class
.0%	AIM V.I. Capital Appreciation Fund - Series II	.0%	Templeton Great Companies Global - Service Class
.0%	AllianceBernstein Growth & Income Portfolio - Class B	.0%	Transamerica Convertible Securities - Service Class
.0%	AllianceBernstein Large Cap Growth Portfolio - Class B	.0%	Transamerica Equity - Service Class
.0%	American Century International - Service Class	.0%	Transamerica Growth Opportunities - Service Class
.0%	American Century Large Company Value - Service Class	.0%	Transamerica U.S. Government Securities - Service Class
.0%	Capital Guardian Global - Service Class	.0%	T. Rowe Price Equity Income - Service Class
.0%	Capital Guardian U.S. Equity - Service Class	.0%	T. Rowe Price Growth Stock - Service Class
.0%	Capital Guardian Value - Service Class	.0%	T. Rowe Price Small Cap - Service Class
.0%	Clarion Global Real Estate Securities - Service Class	.0%	Van Kampen Active International Allocation - Service Class
.0%	Fidelity - VIP Contrafund® Portfolio - Service Class 2.0%		Van Kampen Mid Cap Growth - Service Class
.0%	Fidelity - VIP Equity-Income Portfolio - Service Class 2.0%		Van Kampen Large Cap Core - Service Class
.0%	Fidelity - VIP Growth Portfolio - Service Class 2.0%		Dollar Cost Averaging
.0%	Fidelity - VIP Mid Cap Portfolio - Service Class 2	100%
.0%	Fidelity - VIP Value Strategies Portfolio - Service Class 2
.0%	Great Companies - AmericaSM - Service Class
.0%	Great Companies - TechnologySM - Service Class
.0%	Janus Aspen - Mid Cap Growth Portfolio - Service Shares
.0%	Janus Aspen - Worldwide Growth Portfolio - Service Shares
.0%	Janus Growth - Service Class
.0%	Jennison Growth - Service Class

Fixed Accounts:
.0%	1 Year Fixed Guaranteed Period Option*(1)
.0%	3 Year Fixed Guaranteed Period Option*(1)
.0%	5 Year Fixed Guaranteed Period Option*(1)
.0%	7 Year Fixed Guaranteed Period Option*(1)

(1)	Designated Funds

*	Only the 1 year Guaranteed Period is available in the following states: CT, MN, PA, VT, VA, WA

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11. DCA TRANSFER STRATEGY (2)

Select 1 from each of the following columns:
Transfer from:	Monthly:
☐ DCA Fixed Account:*	☐ 6 Mo.	☐ 12 Mo.	☐ 18 Mo.	☐ 24 Mo.	☐ Other
☐ Money Market Account:	Quarterly:
☐ Transamerica US Government Securities	☐ 4 Quarters	☐ 5 Quarters	☐ 6 Quarters	☐ 7 Quarters	☐ 8 Quarters
There is a $500 minimum for each DCA Transfer.
Transfer to Subaccounts:

.0% Transamerica Money Market - Service Class(1)	.0% J.P. Morgan Enhanced Index - Service Class
.0% Asset Allocation - Conservative Portfolio - Service Class(1)	.0% Marsico Growth - Service Class
.0% Asset Allocation - Moderate Portfolio - Service Class(1)	.0% Mercury Large Cap Value - Service Class
.0% Asset Allocation - Moderate Growth Portfolio - Service Class(1)	.0% MFS High Yield - Service Class
.0% International Moderate Growth Fund - Service Class(1)	.0% MFS New Discovery Series - Service Class
.0% Transamerica Balanced - Service Class(1)	.0% MFS Total Return Series - Service Class
.0% Asset Allocation - Growth Portfolio - Service Class	.0% PIMCO Total Return - Service Class
.0% AIM V.I. Basic Value Fund - Series II	.0% Salomon All Cap - Service Class
.0% AIM V.I. Capital Appreciation Fund - Series II	.0% Templeton Great Companies Global - Service Class
.0% AllianceBernstein Growth & Income Portfolio - Class B	.0% Transamerica Convertible Securities - Service Class
.0% AllianceBernstein Large Cap Growth Portfolio - Class B	.0% Transamerica Equity - Service Class
.0% American Century International - Service Class	.0% Transamerica Growth Opportunities - Service Class
.0% American Century Large Company Value - Service Class	.0% Transamerica U.S. Government Securities - Service Class
.0% Capital Guardian Global - Service Class	.0% T. Rowe Price Equity Income - Service Class
.0% Capital Guardian U.S. Equity - Service Class	.0% T. Rowe Price Growth Stock - Service Class
.0% Capital Guardian Value - Service Class	.0% T. Rowe Price Small Cap - Service Class
.0% Clarion Global Real Estate Securities - Service Class	.0% Van Kampen Active International Allocation - Service
.0% Fidelity - VIP Contrafunde® Portfolio - Service Class 2	.0% Van Kampen Mid Cap Growth - Service Class
.0% Fidelity - VIP Equity-Income Portfolio - Service Class 2	.0% Van Kampen Large Cap Core - Service Class
.0% Fidelity - VIP Growth Portfolio - Service Class 2	100%
.0% Fidelity - VIP Mid Cap Portfolio - Service Class 2
.0% Fidelity - VIP Value Strategies Portfolio - Service Class 2
.0% Great Companies - AmericaSM - Service Class
.0% Great Companies - TechnologySM - Service Class
.0% Janus Aspen - Mid Cap Growth Portfolio - Service Shares
.0% Janus Aspen - Worldwide Growth Portfolio - Service Shares
.0% Janus Growth - Service Class
.0% Jennison Growth - Service Class

(1)	Designated Funds
(2)	If Income Select for Life Rider is elected in Section 8, DCA Transfers are only allowed among the Designated Funds.
*	Massachusetts and Washington applicants, DCA cannot exceed twelve months or four quarters.

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12. ASSET REBALANCING

I elect Asset Rebalancing:	☐ No ☐ Yes

Rebalance the variable subaccounts according to my “Immediate Investment Allocation” using the frequency indicated below.

☐ Monthly	☐ Quarterly	☐ Semi-Annually	☐ Annually

If you would like to rebalance to a mix other than indicated in “Immediate Investment Allocation,” please complete the Optional Programs Form.

Rebalancing will not begin until completion of DCA Program, if applicable.

Money invested in the Fixed Account is not included in Asset Rebalancing.

13. REPLACEMENT INFORMATION

A.     For applicants in Alabama, Arizona, Colorado, Hawaii, Iowa, Kentucky, Louisiana, Maryland, Mississippi, Montana, New Hampshire, New Mexico, New Jersey, North Carolina, Oregon, Utah, Vermont, West Virginia: Do you have any existing annuity/life insurance contracts?

☐ No
☐ Yes

(If Yes, you must complete and submit with the application the “Important Notice: Replacement of Life Insurance or Annuities.”)

B. Will this annuity replace or change any existing annuity or life insurance?

☐ No
☐ Yes (If yes, complete the following)

Company: ________________________________________

Policy No.: _______________________________________

C. Did the agent/registered representative present and leave the applicant insurer-approved sales material?

☐ No
☐ Yes

14. TELEPHONE AUTHORIZATION

Please complete this section to authorize you and/or your Agent of record to make transfer requests via our recorded telephone line or internet. If no option is selected, the authorization will default to the Owner.

☐ Owner(s) Only	☐ Owner(s) and Owner’s Agent of record

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15. SIGNATURE(S) OF AUTHORIZATION ACCEPTANCE

☐	Check here if you want to be sent a copy of “Statement of Additional Information.”

•	Unless I have notified the Company of a community or marital property interest in this contract, the Company will rely on good faith belief that no such interest exists and will assume no responsibility for inquiry.

•	To the best of my knowledge and belief, all of my statements and answers on this application are correct and true.

•	I am in receipt of a current prospectus for this variable annuity.

•	This application is subject to acceptance by Transamerica Life Insurance Company. If this application is rejected for any reason, Transamerica Life Insurance Company will be liable only for return of purchase payment paid.

•	Florida Applicants - Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

•	Account values when allocated to any of the subaccounts in Section 10 and 11 are not guaranteed as to fixed dollar amount.

•	Connecticut Applicants - THE FIXED ACCOUNT OF THIS POLICY GUARANTEES A MINIMUM INTEREST PERCENTAGE OF 1.50. THIS RATE MAY BE LOWER THAN THE REQUIRED INTEREST RATE FOR CALCULATING MINIMUM SURRENDER VALUES. READ YOUR CONTRACT CAREFULLY.

An illustration has been provided showing the minimum interest rate percentage applicable to the Fixed Account and I have reviewed it.

•	For Applicants in all states except CT, MN, PA, VT, VA, WA-When funds are allocated to the Fixed Accounts in Section 10 and 11, policy values may increase or decrease in accordance with an Excess Interest Adjustment prior to the end of the Guaranteed Period.

•	North Carolina Residents:

Do you believe the selected policy will meet your retirement needs and financial objectives?

   ☐ No

   ☐ Yes

Are your other investments and savings adequate to meet planned expenses and possible financial emergencies without need to liquidate this product and possibly incur a penalty?

   ☐ No

   ☐ Yes

Do you believe that the selected policy is appropriate for your tax status and meets your tax objectives?

   ☐ No

   ☐ Yes

Do you understand that you bear the entire investment risk for all amounts you put in the separate account?

   ☐ No

   ☐ Yes

I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE IS APPROPRIATE FOR MY NEEDS.

Signed at:
	City	State

Date

F	Owner Signature:	X

F	Joint Owner Signature:	X

F	Annuitant Signature: (if not Owner)	X

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16.	AGENT INFORMATION

Does the applicant have any existing policies or contracts?

☐	No
☐	Yes

Do you have any reason to believe the annuity applied for will replace or change any existing annuity or life insurance?

☐	No
☐	Yes

(If Yes, the applicant must complete and submit with the application the “Important Notice: Replacement of Life Insurance or Annuities.”)

Did you present and leave the applicant insurer-approved sales material?

☐	No
☐	Yes

For Connecticut Applicants - I have provided an illustration showing the minimum interest rate percentage applicable to the Fixed Account and reviewed it with the Applicant.

I HAVE REVIEWED THE APPLICANT’S EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE IS APPROPRIATE FOR HIS/HER NEEDS.

#1: Registered Rep/Licensed Agent

Print First Name:

Print Last Name:

F	Signature: X

Rep Phone #:

Email Address (Optional):

SSN/TIN:

Florida Agent License # (FL only):

Firm Name:

Firm Address:

#2:	Registered Rep/Licensed Agent

Print First Name:

Print Last Name:

F	Signature: X

Rep Phone #:

Email Address (Optional):

SSN/TIN:

Florida Agent License # (FL only):

For Registered Representative Use Only - Contact your home office for program information.

☐ Option A ☐ Option B

(Once selected, program cannot be changed)

IMPORTANT: Help avoid a returned application by confirming your application has the following minimum information:

•	Annuitant and Owner(s) information - Section 1, 2a, 2b

•	Plan Type is correct - Section 5 or 6

•	Guaranteed Death Benefit Selected - Section 7

•	Allocation percentages total appropriately - Sections 10 and 11

•	City and State where application is signed - Section 15

•	Date application is signed - Section 15

•	Agent’s Signature - Section 16

VA APP 05/06	81600177 05/06 page 7 of 8

For Applicants in AR, NM, PA

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals, for the purpose of misleading information concerning any fact or material thereto commits a fraudulent insurance act, which is a crime and subjects a person to criminal and civil penalties.

For Applicants in CO

It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, and denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department or Regulatory Agencies.

For Applicants in DC, TN

It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

For Applicants in HI

For your protection, Hawaii law requires you to be informed that presenting a fraudulent claim for payment of a loss or benefit is a crime punishable by fines or imprisonment, or both.

For Applicants in KY, OH, OK

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

For Applicants in LA, WV

Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

For Applicants in ME

It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

For Applicants in NJ

Any person who includes false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

For Applicants in VA

It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines, or a denial of insurance benefits.

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